UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2010

WINLAND ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637	41-0992135
(Commission File Number)	(IRS Employer Identification No.)
1950 Excel Drive Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)

(507) 625-7231
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On May 4, 2010, Winland Electronics, Inc. held its annual shareholder meeting with shareholder's approving the following three matters presented for approval as follows:

(1) the election of five (5) nominees for membership on the Company’s Board of Directors: Messrs. de Petra, Krueger, Speckmann, Goodmanson and Brady will serve until the Annual Meeting of Shareholders in the year 2011 and until their successors are duly elected and qualified;

(2) the setting of number of members of the Board of Directors at five (5);

(3) the ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010.

The Company also announced that at a Board of Directors meeting held on May 4, 2010, Thomas J. Goodmanson was re-elected as the Chairman of the Company’s Board of Directors. Mr. Goodmanson has served on the Company’s Board of Directors since June 1, 2007, and was first elected Chairman on May 6, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winland Electronics, Inc.

Dated: May 5, 2010	By:	/s/ Thomas J. de Petra
Thomas J. de Petra
Chief Executive Officer